DEBT
                                                              STRATEGIES
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              August 31, 2000

                          DEBT STRATEGIES FUND II, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                  Debt Strategies Fund II, Inc., August 31, 2000

DEAR SHAREHOLDER

For the six-month period ended August 31, 2000, Debt Strategies Fund II, Inc.'s total investment return was -1.20%, based on a change in per share net asset value from $8.60 to $7.96, and assuming reinvestment of $0.481 per share income dividends. During the same six-month period, the net annualized yield of the Fund's Common Stock was 11.98%. Since inception (March 27, 1998) through August 31, 2000, the total investment return on the Fund's Common Stock was +3.84%, based on a change in per share net asset value from $10.00 to $7.96, and assuming reinvestment of $2.137 per share income dividends. At the end of the August period, the Fund was approximately 27% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Approach

Debt Strategies Fund II, Inc. consists largely of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are typically senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed rate bonds. In the last two years, both markets have been adversely affected by the increased premium accorded to credit risk.

Market Review

Principal (or price) returns were negative in both the high-yield and leveraged loan markets over the six months ended August 31, 2000. The high-yield market, as measured by the Donaldson, Lufkin, Jenrette (DLJ) High Yield Bond Index, experienced principal depreciation of 454 basis points (4.54%). The loan market experienced almost half that decline, reporting a principal loss of 261 basis points, as measured by the DLJ Leveraged Loan Index. Throughout the period, "flight-to-quality" remained the performance theme in the high-yield market. Issues that were higher rated (securities rated BB), larger ($300 million and greater), and in sectors with stability or positive event risk (such as cable, wireless telecommunications, gaming and energy) outperformed their riskier counterparts. In contrast to the high-yield market, the bank loan market had mixed results. Both the higher-rated issues (securities rated BB) and distressed issues (securities rated CCC/CC and C) performed well, while the B-rated issues underperformed. The loan market favored the same sectors as the high-yield market.

For the last six months, the total return (principal return plus interest income earned) of the high-yield bond market was barely in positive territory as it posted a return of +0.27%, as measured by the unmanaged DLJ High Yield Bond Index. The loan market fared better and provided a total return of +2.27%, as measured by the unmanaged DLJ Leveraged Loan Index. Although a reduction in Treasury yields helped boost the performance of high-yield bonds, widening credit spreads more than offset the reduction in underlying interest rates. During the period, the ten-year Treasury yield fell from 6.41% to 5.73%, or 68 basis points, while high-yield credit spreads widened 143 basis points. This maintained a continuing market theme of the last few years whereby credit risk, as measured by the spread at which issuers' securities trade over US Treasury securities, has been a stronger force on the price of securities than the effect of the underlying changes in interest rates. Bank term loan spreads widened as well, although by only 63 basis points for B-rated issuers.

During the period, the energy, chemicals, gaming, broadcasting and wireless telecommunications sectors performed well. These industries benefited from one or more of the following characteristics: improving commodity prices, stable cash flows and robust growth prospects. However, certain sectors such as wired telecommunications, retail and metals/mining continued to experience difficulties resulting in credit deterioration and principal losses (realized and unrealized) for some of the Fund's holdings. The wired telecommunications industry underperformed because of investor nervousness about the completion of business plans of some of its operators. Retailers suffered from a lack of pricing power and an escalation of competition from e-commerce. The metals/mining industry continued to suffer through cyclical troughs in a number of commodities.

Investment Activities

At August 31, 2000, 50% of the Fund's assets were allocated to bonds and 49% to bank loans. As of August 31, 2000, most of the Fund's loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates in the United States, particularly the Federal Funds rate. Since the reset period on the Fund's floating rate investments is between 30 days-90 days, the yield on the bank loan portion of the Fund is likely to move in the same direction within a short period of time after any Federal Funds rate change.

We continue to maintain significant diversification across the Fund's investments. At August 31, 2000, the Fund was comprised of 202 borrowers across 50 industries. (See the "Portfolio Profile" on page 25 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries as of August 31, 2000.)

Investment Strategy

Throughout the six months ended August 31, 2000, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced management, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. An example of a credit purchased in the last six months that demonstrates these criteria is Adelphia Communications Corporation. Adelphia Communications, through its subsidiary Century Cable LLC, issued a $1 billion institutional term loan priced at 3% over LIBOR. Adelphia Communications is one of the top five cable companies with over 1.5 million paid subscribers. Century Cable, the operating company borrower, is capitalized with $4.25 billion of equity from its parent, producing a relatively conservative debt capitalization ratio of 33%. With average industry transactions occurring at approximately $4,000 per subscriber, the intrinsic equity value of our borrower is significant with its debt per subscriber estimated at $1,350. The loan also has several covenants in the credit agreement to protect the integrity of the credit. We believe assets such as Adelphia Communications will lessen the volatility in the Fund and are likely to consistently generate solid income.

Market Outlook

Compared with the pace of a year ago, the current environment's leveraged loan and high-yield bond issuance has been limited. Investors have been very selective, and transactions that are successfully issued are well structured and attractively priced. This activity reflects the three large themes--liquidity risk, default risk and monetary policy risk--that are affecting the market.

As for the liquidity risk of leveraged finance, retail mutual funds are playing a significantly reduced role in absorbing the supply of leveraged loan and high-yield new issuance, as a result of continued outflows in mutual funds of these asset classes. Over $7 billion in assets have exited these retail mutual funds thus far in 2000. However, some of the weakness in retail inflows was offset by more than $17 billion of structured product issuance, which is targeted at institutional investors. With new ramp-up institutional activity being the marginal buyer in the markets, these vehicles take on much of the new issuance, as well as purchase much of the good-quality credits in secondary trading. Because of the small per-issue appetite of a typical structured product and the diversification requirements that it has, the leveraged finance market has some breadth, but little depth.


                                     2 & 3

                                  Debt Strategies Fund II, Inc., August 31, 2000

At the same time, and as we mentioned in our last report to shareholders, ever since the Russian default crisis in the late summer of 1998, the volatility of the leveraged loan and high-yield markets has continued to increase from historical norms. A contributing influence on the elevated risk premium being levied on the leveraged markets is that investors have tolerance for only a limited number of credit rating downgrades and defaults. When a borrower reports weaker-than-expected results, investors attempt to sell immediately to avoid any potential impairment. If a borrower's ability to repay its debts (as perceived by the marketplace) drops precipitously, or if there is no liquidity during its slide downward, investors are forced to sell at low recovery rates. This heightened sensitivity creates opportunities because decisions sometimes are based not on credit fundamentals but on a more reactionary basis. Nevertheless, these circumstances result in increased trading activity, and hence volatility, as everyone often tries to reach the exit first when investors sense a potential problem.

Related to this factor is the incidence of issuers in payment default. Defaults increased in 1999 and some sectors continue to struggle despite the resilient strength of the domestic economy. For example, the automotive parts, healthcare, movie theater and textile sectors have a number of transactions outstanding in our market that have materially underperformed since origination. The transactions were well capitalized when originally structured, but cash flow dropped or did not grow to a sufficient level to support the existing balance sheets. Affected by these downgrades, investors scrutinize any news with a jaded view, creating trading activity before news has been digested and exacerbating volatility.

As of August 31, 2000, the trailing 12-month high-yield market default rate was 4.8% (dollar-weighted), as measured by Moody's Investor Services, Inc. In recent months, these figures have shown some encouraging signs as the default rate has sequentially decreased from 7.0% to 6.7% for the May-June 2000 period, from 6.7% to 5.7% for the June-July 2000 period, and then again from 5.7% to 4.8% for the July-August 2000 period. If this trend were to continue, much of the default risk fears that hang over the leveraged finance market could ease.

At the same time, monetary policy risk seems lower. The economic outlook is turning increasingly favorable as the Federal Reserve Board seems to have engineered a somewhat less torrid pace for the economy, while "new economy"-driven productivity gains have helped keep inflation at acceptable levels. Investors seem to accept that the economy could grow at a sustainable rate of 4% or more without price pressures. Therefore, most market observers conclude that the string of Federal Reserve Board tightenings has neared its conclusion. With the economy likely having avoided a hard landing and little inflation appearing because of the Federal Reserve Board's actions to date, the prospects for leveraged credits should be good.

Two factors on the horizon that could alter these views include the price of oil and the US presidential election. Oil prices currently reflect low inventories and some holdback on the part of producers from increasing production to the higher levels that the market may have desired. Investor fears are that any further increase in prices could work their way into core inflation. Separately, the election, and its resulting impact on taxes and spending issues, leaves many investors with some uncertainty regarding future fiscal policy.

In Conclusion

The high-yield bond and loan markets continue to experience above-average volatility as investors remain wary of higher defaults, mutual fund redemptions, the general level of interest rates and a lack of liquidity in the dealer community. We are confident in the Federal Reserve Board's ability to avoid an economic "hard landing," which is a positive for the entire leveraged finance asset class. Furthermore, we believe there will be a moderation in the market default rate as aggressive transactions underwritten in the past few years and sectors such as healthcare negatively affected by specific factors are restructured and exit the system. If general fundamentals improve, and with market yields at near all-time highs, we would expect the leveraged finance markets to strengthen over the next 12 months. Notwithstanding the expectation of better market conditions ahead, we continue to be conservative in our purchasing decisions, focusing on large issuers that are well capitalized in selective industries.

We thank you for your investment in Debt Strategies Fund II, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Richard C. Kilbride

Richard C. Kilbride
Vice President and
Co-Portfolio Manager


/s/ Gilles Marchand

Gilles Marchand
Vice President and
Co-Portfolio Manager

September 29, 2000

================================================================================
In early December 2000, pending shareholder approval, Debt Strategies Fund II, Inc. will acquire Debt Strategies Fund, Inc. and Debt Strategies Fund III, Inc. in exchange for newly issued shares of Debt Strategies Fund II, Inc. Upon completion of the reorganization, the Fund will be known as Debt Strategies Fund, Inc. The three Funds have a similar investment objective: to seek current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans, which are rated in the lower rating categories of one of the major rating services.
================================================================================


                                     4 & 5

                                  Debt Strategies Fund II, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                           S&P    Moody's         Face
INDUSTRIES               Ratings  Ratings        Amount                    Corporate Debt Obligations                       Value
====================================================================================================================================
Advertising--0.3%        B        B2        US$ 1,300,000   Adams Outdoor Advertising Inc., 10.75% due 3/15/2006         $ 1,339,000
====================================================================================================================================
Air Transport--0.4%      NR*      NR*           2,040,536   Gemini Air Cargo, Term A, due 8/12/2005**                      2,037,348
====================================================================================================================================
Aircraft & Parts--0.6%   B-       B3            2,500,000   Argo-Tech Corporation, 8.625% due 10/01/2007                   2,000,000
                         CCC      Caa3          6,970,000   Compass Aerospace Corp., 10.125% due 4/15/2005                 1,028,075
                                                                                                                         -----------
                                                                                                                           3,028,075
====================================================================================================================================
Amusement &                                                 AMC Entertainment Inc.:
Recreational             CCC+     Caa3          1,000,000    9.50% due 3/15/2009 (d)                                         355,000
Services--3.2%           CCC+     Caa3            850,000    9.50% due 2/01/2011                                             301,750
                         CCC      B1            3,064,283   American Skiing Company, Term, due 5/31/2006**                 3,002,997
                         D        C             1,000,000  @Carmike Cinemas Inc., 9.375% due 2/01/2009                       220,000
                         B-       B3            3,000,000   Hollywood Entertainment, 10.625% due 8/15/2004 (d)             2,370,000
                         NR*      NR*           4,887,500   Kerasotes Theatres, Inc., Term B, due 12/31/2004**             4,472,062
                         B        Caa2          1,300,000   Loews Cineplex Entertainment, 8.875% due 8/01/2008               429,000
                         NR*      NR*           5,000,000   Metro-Goldwyn-Mayer Co. (MGM), Term B, due 12/31/2006**        4,960,625
                                                                                                                         -----------
                                                                                                                          16,111,434
====================================================================================================================================
Apparel--0.2%            NR*      NR*           1,083,333   CS Brooks Canada, Inc., Term, due 6/25/2006**                  1,075,208
====================================================================================================================================
Automotive               B+       B2            4,250,000   American Axle and Manufacturing Inc., 9.75% due 3/01/2009      4,196,875
Equipment--4.7%          NR*      NR*             543,579  @Breed Technologies Inc., Revolving Credit, due 4/27/2004**       200,218
                         BB-      Ba3           9,700,000   Collins & Aikman Corp., Term C, due 12/31/2005**               9,606,036
                         B        B2            4,500,000   Group 1 Automotive Inc., 10.875% due 3/01/2009                 4,185,000
                         B+       B2            3,200,000   Holley Performance Products, 12.25% due 9/15/2007              1,920,000
                         CCC+     Caa2          2,050,000   Special Devices Inc., 11.375% due 12/15/2008                     789,250
                         B+       B2            2,250,000   Tenneco Automotive Inc., 11.625% due 10/15/2009                1,935,000
                         B-       B3              800,000   Venture Holdings Trust, 12% due 6/01/2009                        536,000
                                                                                                                         -----------
                                                                                                                          23,368,379
====================================================================================================================================
Broadcast--Radio &       B        B2            4,875,000   Ackerley Group Inc., 9% due 1/15/2009                          4,606,875
Television--9.1%         NR*      NR*           3,500,000   Bahakel Communications, Term B, due 6/30/2008**                3,500,000
                         B        B1            5,000,000   Benedek Broadcasting Corporation, Term B, due 11/20/2007**     4,984,375
                         B-       B3            1,700,000   Citadel Broadcasting Company, 9.25% due 11/15/2008             1,708,500
                                                            Cumulus Media, Inc.:
                         B-       B3            2,000,000    10.375% due 7/01/2008                                         1,820,000
                         B+       B1            1,200,000    Term B, due 9/30/2007**                                       1,185,000
                         B+       B1              800,000    Term C, due 2/28/2008**                                         790,000
                         NR*      NR*           4,200,000   Gocom Communications, Term B, due 12/31/2007**                 4,200,000
                         CCC+     B3            1,525,000   Granite Broadcasting, 9.375% due 12/01/2005                    1,258,125
                         B        B3            2,250,000   Jones International Networks Ltd., 11.75% due 7/01/2005        2,227,500
                         NR*      Caa1         18,550,000   Radio Unica Corp., 14.636% due 8/01/2006 (c)                  12,799,500
                         CCC+     NR*           2,950,000   Sirius Satellite, 14.50% due 5/15/2009                         2,603,375
                         B-       B3            2,200,000   Spanish Broadcasting System, 9.625% due 11/01/2009             2,189,000
                         B        B2            1,500,000   Young Broadcasting Inc., 8.75% due 6/15/2007                   1,395,000
                                                                                                                         -----------
                                                                                                                          45,267,250
====================================================================================================================================
Building &               B-       B2            1,600,000   Webb (Del E.) Corp., 10.25% due 2/15/2010                      1,528,000
Construction--0.3%
====================================================================================================================================
Building                 B        B3            5,950,000   Amatek Industries, 12% due 2/15/2008                           5,176,500
Materials--2.6%          B        B2            5,100,000   Republic Group Inc., 9.50% due 7/15/2008                       5,100,000
                         BB-      B1            2,985,000   Trussway Industries Inc., Term B, due 7/08/2005**              2,880,525
                                                                                                                         -----------
                                                                                                                          13,157,025
====================================================================================================================================
Business                 B+       B-            6,000,000   Muzak Bridge, Term, due 3/15/2009**                            5,265,000
Services--1.9%           B-       Caa1          7,500,000   Muzak Holdings LLC, 13% due 3/15/2010 (c)                      4,200,000
                                                                                                                         -----------
                                                                                                                           9,465,000
====================================================================================================================================
Cable Television                                            CSC Holdings Inc.:
Services--10.9%          BB+      Ba1           1,025,000    7.25% due 7/15/2008                                             965,148
                         BB+      Ba1           1,275,000    7.625% due 7/15/2018                                          1,162,984
                         NR*      NR*           5,000,000   Century Cable LLC, Term, due 6/30/2009**                       5,008,750
                                                            Charter Communications Holdings:
                         B+       B2            2,800,000    8.625% due 4/01/2009                                          2,555,000
                         B+       B2            5,000,000    10% due 4/01/2009                                             5,000,000
                         BB+      Ba3           2,000,000    Term, due 9/18/2008**                                         1,992,916
                         BB+      Ba3           5,000,000    Term B, due 3/18/2008**                                       4,982,290
                                                            Classic Cable Inc.:
                         B-       B3            1,000,000    9.375% due 8/01/2009                                            785,000
                         B-       B3            2,925,000    10.50% due 3/01/2010                                          2,442,375
                         BB       NR*           2,605,263    Term C, due 1/31/2008**                                       2,600,378
                         CCC+     Caa1         17,000,000   Coaxial LLC, 11.864% due 8/15/2008 (c)                        11,475,000
                         B+       B1            1,000,000   Insight Midwest, 9.75% due 10/01/2009                          1,005,000
                         NR*      NR*           5,500,000   Mallard Cablevision LLC, Term B, due 9/30/2008**               5,486,250
                         BB+      B1            2,000,000   Multicanal SA, 10.50% due 4/15/2018                            1,380,000
                         D        Caa3          2,000,000  @Supercanal Holdings SA, 11.50% due 5/15/2005 (d)                 800,000
                                                            Telewest Communications PLC:
                         B+       B1            1,000,000    11.25% due 11/01/2008                                           995,000
                         B+       B1            3,800,000    9.875% due 2/01/2010 (d)                                      3,619,500
                         B        B2            2,500,000   United Pan-Europe Communications NV, 11.25% due 2/01/2010      2,184,375
                                                                                                                         -----------
                                                                                                                          54,439,966
====================================================================================================================================


                                     6 & 7

                                  Debt Strategies Fund II, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                     S&P    Moody's         Face
INDUSTRIES         Ratings  Ratings        Amount                  Corporate Debt Obligations                               Value
====================================================================================================================================
Chemicals--3.3%    BBB-     Baa3      US$ 5,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                         $ 4,889,600
                   BB-      Ba2           2,000,000   Huntsman Corp., Term C, due 12/31/2005**                             1,987,500
                   NR*      Ba2           4,011,568   Koppers Industries, Inc., Term B, due 11/30/2004**                   4,001,539
                   D        Ca            2,700,000  @LaRoche Industries Inc., 9.50% due 9/15/2007                           243,000
                   NR*      Ba3           4,937,500   Lyondell Petrochemical Co., Term E, due 5/17/2006**                  5,117,393
                                                                                                                         -----------
                                                                                                                          16,239,032
====================================================================================================================================
Computer-Related   NR*      NR*           3,652,470   Bridge Information Systems, Term B, due 5/29/2005**                  2,976,763
Products--0.6%
====================================================================================================================================
Consumer           CCC+     Caa2          2,500,000   Diamond Brands Inc., 12.875% due 4/15/2009 (c)                         425,000
Products--0.5%     B+       B2            1,225,000   Evenflo Company Inc., 11.75% due 8/15/2006                           1,215,813
                   B        B3            1,325,000   Home Products International Inc., 9.625% due 5/15/2008                 834,750
                                                                                                                         -----------
                                                                                                                           2,475,563
====================================================================================================================================
Diversified--0.4%  B+       B1            1,985,000   Blount Inc., Term B, due 6/30/2006**                                 1,995,338
====================================================================================================================================
Drilling--4.3%     BB-      Ba3           5,000,000   Cliffs Drilling, 10.25% due 5/15/2003                                5,175,000
                   B+       B1            4,935,893   Key Energy Group, Inc., Term B, due 9/14/2004**                      4,947,463
                                                      Parker Drilling Co.:
                   B-       B3            2,500,000    5.50% due 8/01/2004 (Convertible)                                   2,075,000
                   B+       B1            3,075,000    9.75% due 11/15/2006                                                3,082,688
                   BB-      Ba3           4,200,000   R&B Falcon Corp., 11.375% due 3/15/2009                              4,788,000
                   BB-      Ba3           1,100,000   RBF Finance Company, 11% due 3/15/2006                               1,265,000
                                                                                                                         -----------
                                                                                                                          21,333,151
====================================================================================================================================
Drug Stores--1.0%                                     SDM Corporation**:
                   BB       Ba3           2,500,000    Term C, due 2/04/2008                                               2,507,590
                   BB       Ba3           2,500,000    Term E, due 2/04/2009                                               2,507,590
                                                                                                                         -----------
                                                                                                                           5,015,180
====================================================================================================================================
Educational        B-       B3            1,325,000   La Petite Academy/LPA Holdings, 10% due 5/15/2008                      821,500
Services--0.2%
====================================================================================================================================
Electronics/       B        B2            4,112,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009                       3,654,540
Electrical         BB-      Ba3           1,500,000   Amkor Technologies Inc., 9.25% due 5/01/2006                         1,496,250
Components--2.9%   B+       B1              991,125   Chippac International, Term B, due 7/31/2006**                         991,125
                   B+       B1            2,975,135   Dynamic Details Inc., Term B, due 4/22/2005**                        2,937,945
                   B        B1            1,575,000   Filtronic PLC, 10% due 12/01/2005                                    1,433,250
                   BB-      Ba3           2,000,000   Semiconductor Components, Term D, due 8/04/2007**                    2,004,166
                   NR*      B1            2,161,250   Trend Technologies, Inc., Term, due 2/28/2007**                      2,139,638
                                                                                                                         -----------
                                                                                                                          14,656,914
====================================================================================================================================
Energy--2.5%       CCC-     Caa3            550,000   Belden & Blake Corp., 9.875% due 6/15/2007                             459,250
                   B        B2            1,000,000   Chesapeake Energy Corp., 9.625% due 5/01/2005                        1,006,250
                   CCC+     Caa1          1,275,000   Continental Resources, 10.25% due 8/01/2008                          1,144,313
                   B-       Caa1          2,575,000   Energy Corp. of America, 9.50% due 5/15/2007                         1,879,750
                   B        B2            2,750,000   Forest Oil Corporation, 10.50% due 1/15/2006                         2,870,313
                   CCC      B3            1,850,000   Gothic Production Corp., 11.125% due 5/01/2005                       1,961,000
                   B+       B1            3,000,000   Nuevo Energy Company, 9.50% due 6/01/2008                            3,015,000
                                                                                                                         -----------
                                                                                                                          12,335,876
====================================================================================================================================
Environmental                                         URS Corporation**:
Services--0.4%     BB       Ba3             990,000    Term B, due 6/09/2006                                                 992,475
                   BB       Ba3             990,000    Term C, due 6/09/2007                                                 992,475
                                                                                                                         -----------
                                                                                                                           1,984,950
====================================================================================================================================
Financial          B        B2            3,000,000   Ares Leveraged Fund II, Junior Subordinate
Services--2.8%                                        Secured Note, due 10/31/2005 (a)(d)                                  2,689,200
                   NR*      NR*           2,422,081   Blackstone Capital, Term, due 11/30/2000**                           2,403,915
                   NR*      NR*           1,000,000   Investcorp SA, Term, due 10/21/2008**                                  998,040
                   NR*      NR*           1,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (d)                          987,500
                   NR*      Ba3           4,500,000   Sovereign Bankcorp, Inc., Term, due 11/17/2003**                     4,516,875
                   NR*      NR*           2,378,830   Wasserstein, Term, due 11/30/2000**                                  2,360,988
                                                                                                                         -----------
                                                                                                                          13,956,518
====================================================================================================================================
Food & Kindred     B-       B3            7,500,000   Luigino's Inc., 10% due 2/01/2006                                    5,925,000
Products--2.6%     BB-      Ba3           4,987,500   Merisant Company, Term B, due 3/30/2007**                            5,012,437
                   B        B2            2,000,000   SC International Services, Inc., 9.25% due 9/01/2007                 1,920,000
                                                                                                                         -----------
                                                                                                                          12,857,437
====================================================================================================================================
Forest Products--  B        B2            2,000,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (b)                   1,905,000
0.5%               B+       B2              650,000   Millar Western Forest, 9.875% due 5/15/2008                            643,500
                                                                                                                         -----------
                                                                                                                           2,548,500
====================================================================================================================================
Furniture &        B-       B3            3,425,000   Formica Corporation, 10.875% due 3/01/2009                           2,055,000
Fixtures--0.4%
====================================================================================================================================
Gaming--10.4%                                         Aladdin Gaming**:
                   CCC+     B2            3,000,000    Term B, due 8/26/2006                                               2,873,751
                   CCC+     B2            4,500,000    Term C, due 2/26/2008                                               4,310,626
                   B-       B3            4,250,000   Ameristar Casinos, Inc., 10.50% due 8/01/2004                        4,308,438
                   B-       B3            1,650,000   Coast Hotels & Casino, 9.50% due 4/01/2009                           1,617,000


                                     8 & 9

                                  Debt Strategies Fund II, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                     S&P    Moody's         Face
INDUSTRIES         Ratings  Ratings        Amount                      Corporate Debt Obligations                           Value
====================================================================================================================================
Gaming             B        B1        US$ 1,500,000   Eldorado Resorts LLC, 10.50% due 8/15/2006                         $ 1,485,000
(concluded)        B        B2            4,465,000   Harvey Casino Resorts, 10.625% due 6/01/2006                         4,598,950
                                                      Hollywood Park Inc.:
                   B        B2            3,350,000    9.25% due 2/15/2007                                                 3,425,375
                   B        B2            2,750,000    9.50% due 8/01/2007                                                 2,811,875
                   B+       B2            9,200,000   Horseshoe Gaming LLC, 9.375% due 6/15/2007                           9,200,000
                                                      Isle of Capri Casinos, Inc.:
                   B        B2            4,180,000    8.75% due 4/15/2009                                                 3,918,750
                   BB-      Ba2           6,384,000    Term B, due 3/01/2006**                                             6,420,408
                   NR*      NR*           5,586,000    Term C, due 3/01/2007**                                             5,617,857
                   B-       B3            1,950,000   Trump Atlantic City Associates/Funding Inc., 11.25% due 5/01/2006    1,306,500
                                                                                                                         -----------
                                                                                                                          51,894,530
====================================================================================================================================
Grocery--0.5%      CCC      Caa1          4,976,272   Grand Union Co., Term, due 8/17/2003**                               2,359,584
====================================================================================================================================
Hotels &           B-       B2            6,000,000   Extended Stay America, 9.15% due 3/15/2008                           5,520,000
Motels--5.7%       NR*      Ba1           3,000,000   Starwood Hotels & Resorts Trust, Term II, due 2/23/2003**            3,007,500
                                                      Wyndham International, Inc., Term**:
                   NR*      NR*           6,500,000    due 6/30/2004                                                       6,485,557
                   NR*      NR*          13,500,000    due 6/30/2006                                                      13,300,875
                                                                                                                         -----------
                                                                                                                          28,313,932
====================================================================================================================================
Industrial         B+       B2            1,750,000   Building One Services, 10.50% due 5/01/2009 (d)                      1,531,250
Services--0.3%
====================================================================================================================================
Insurance--0.6%    B+       Ba3           3,150,000   Willis Corroon Corporation, 9% due 2/01/2009                         2,866,500
====================================================================================================================================
Leasing & Rental   BB-      B2            3,750,000   Anthony Crane Rental LP, Term, due 7/22/2006**                       3,453,124
Services--2.4%     BB-      NR*           3,910,000   Coinmach Laundry Corp., Term B, due 6/30/2005**                      3,891,060
                   B        B3              550,000   National Equipment Services, 10% due 11/30/2004                        440,000
                   B        B3              500,000   Neff Corp., 10.25% due 6/01/2008                                       275,000
                   B-       B3              900,000   Penhall International, 12% due 8/01/2006                               877,500
                   BB+      Ba2           3,000,000   United Rentals Inc., Term C, due 8/12/2006**                         2,962,188
                                                                                                                         -----------
                                                                                                                          11,898,872
====================================================================================================================================
Manufacturing--    B+       NR*           2,000,000   Citation Corporation, Term B, due 12/01/2007**                       1,972,500
3.9%               NR*      NR*           4,924,780   Environmental Systems Product, Inc., Term B, due 9/30/2005**         2,480,858
                   B-       B2            2,478,000   Fairfield Manufacturing Company Inc., 9.625% due 10/15/2008          2,106,300
                   NR*      NR*           4,975,000   Metokote Corp., Term B, due 11/02/2005**                             4,987,437
                   D        Ca            4,500,000  @Morris Materials Handling, 9.50% due 4/01/2008                         258,750
                   B-       B3            1,575,000   Russell-Stanley Holding Inc., 10.875% due 2/15/2009                    742,219
                   BB-      Ba3           4,211,377   Terex Corporation, Term B, due 3/06/2005**                           4,212,363
                   BB       Ba3           3,000,000   Westinghouse Air Brake, 9.375% due 6/15/2005                         2,880,000
                                                                                                                         -----------
                                                                                                                          19,640,427
====================================================================================================================================
Medical            B-       B3            4,000,000   Hudson Respiratory Care, 9.125% due 4/15/2008                        2,800,000
Equipment--0.6%
====================================================================================================================================
Metals &           CCC+     B3            2,880,000   AEI Resources, Term B, due 12/31/2004**                              2,592,000
Mining--3.6%       NR*      B3            2,922,857   Acme Metals Inc., Term, due 12/01/2005**                             2,428,894
                   B        B1            1,050,000   Bayou Steel Corp., 9.50% due 5/15/2008                                 871,500
                   CCC      Ca            1,625,000   GS Technologies Operating Co., 12% due 9/01/2004                       195,000
                   D        C             5,000,000  @Geneva Steel, 9.50% due 1/15/2004                                      831,250
                   BB-      B2            4,000,000   Golden Northwest Aluminum, 12% due 12/15/2006                        4,080,000
                   BB+      Ba2           4,000,000   Great Central Mines Ltd., 8.875% due 4/01/2008                       3,520,000
                   CCC      Caa2          1,975,000   Metal Management Inc., 10% due 5/15/2008                               197,500
                   B-       B3            5,000,000   WHX Corp., 10.50% due 4/15/2005                                      3,450,000
                                                                                                                         -----------
                                                                                                                          18,166,144
====================================================================================================================================
Online             B-       B3            1,425,000   PSINet Inc., 11% due 8/01/2009                                       1,230,844
Services--0.3%
====================================================================================================================================
Packaging--1.1%    B-       Caa1            850,000   Consumers Packaging Inc., 9.75% due 2/01/2007                          212,500
                   B-       Caa2          1,000,000   Indesco International, 9.75% due 4/15/2008                             370,000
                   B+       B2            2,500,000   Packaging Corporation of America, 9.625% due 4/01/2009               2,562,500
                   B        B3            2,750,000   Spinnaker Industries Inc., 10.75% due 10/15/2006                     2,200,000
                                                                                                                         -----------
                                                                                                                           5,345,000
====================================================================================================================================
Paging--0.0%       CCC+     B3              325,000   Metrocall Inc., 11% due 9/15/2008 (d)                                  234,000
====================================================================================================================================
Paper--6.0%        BB       B1            2,550,000   Norampac Inc., 9.50% due 2/01/2008                                   2,581,875
                   BB       Ba2           4,950,000   Pacifica Papers Inc., Term B, due 12/31/2006**                       4,974,750
                   NR*      B2            6,000,000   Repap New Brunswick, Inc., Term B, due 6/01/2004**                   5,895,000
                                                      Stone Container Corp.**:
                   B+       Ba3           5,801,556    Term E, due 10/01/2003                                              5,820,800
                   B+       Ba3           3,979,130    Term F, due 12/31/2005                                              3,990,009
                   B+       Ba3           3,130,556    Term G, due 12/31/2006                                              3,132,233
                   B+       Ba3           3,490,500    Term H, due 12/31/2007                                              3,492,371
                                                                                                                         -----------
                                                                                                                          29,887,038
====================================================================================================================================
Petroleum          NR*      Ba3           1,377,920   Clark Refining & Marketing Inc., Term, due 11/15/2004**              1,139,081
Refineries--0.2%
====================================================================================================================================


                                    10 & 11

                                  Debt Strategies Fund II, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                        S&P    Moody's               Face
INDUSTRIES            Ratings  Ratings              Amount                Corporate Debt Obligations                        Value
====================================================================================================================================
Pharmaceuticals,                                               Dade Behring Inc.**:
Life Sciences &       B+      Ba3              US$ 1,237,500    Term B, due 6/30/2006                                    $ 1,133,196
Labs--0.5%            B+      Ba3                  1,237,500    Term C, due 6/30/2007                                      1,133,196
                                                                                                                         -----------
                                                                                                                           2,266,392
====================================================================================================================================
Printing &            BBB-    Baa3                 1,000,000   World Color Press Inc., 8.375% due 11/15/2008                 972,473
Publishing--0.2%
====================================================================================================================================
Property              NR*     Ba3                  3,000,000   NRT Incorporated, Term, due 7/31/2004**                     2,981,250
Management--1.1%      B       Caa1                   675,000   Prison Realty Trust Inc., 12% due 6/01/2006                   563,625
                      NR*     NR*                  2,500,000   Rockefeller Center Property Trust, 10.573% due
                                                               12/31/2000 (Convertible) (c)                                2,137,500
                                                                                                                         -----------
                                                                                                                           5,682,375
====================================================================================================================================
Restaurants--0.8%                                              Domino's & Bluefence**:
                      B+      B1                   1,000,000    Term B, due 12/21/2006                                     1,004,500
                      B+      B1                   2,111,910    Term C, due 12/21/2007                                     2,121,590
                      B+      B1                   1,108,606   Domino Pizza Funding Corp., Term B, due 12/21/2006**        1,113,594
                                                                                                                         -----------
                                                                                                                           4,239,684
====================================================================================================================================
Retail--              NR*     NR*                  3,960,000   Asbury Automotive Group, Term, due 3/31/2005**              3,910,500
Specialty--0.8%
====================================================================================================================================
Satellite                                                      Echostar DBS Corporation:
Telecommunication     B       B2                     900,000    9.25% due 2/01/2006                                          891,000
Distribution          B       B2                   4,225,000    9.375% due 2/01/2009                                       4,188,031
Systems--2.5%         CCC+    B3                   4,250,000   Golden Sky Systems, 12.375% due 8/01/2006                   4,675,000
                                                               Pegasus Communications:
                      CCC+    B3                     450,000    9.75% due 12/01/2006                                         447,750
                      NR*     NR*                  2,000,000    Term, due 4/30/2005**                                      2,006,666
                                                                                                                         -----------
                                                                                                                          12,208,447
====================================================================================================================================
Textile Mill          B       Ca                   6,500,000   Galey & Lord, Inc., 9.125% due 3/01/2008                    3,380,000
Products--1.4%        D       Ca                   1,150,000   Globe Manufacturing Corp., 10% due 8/01/2008                  115,000
                      NR*     NR*                  3,477,535   Joan Fabrics Corp., Term A, due 6/30/2003**                 3,381,902
                                                                                                                         -----------
                                                                                                                           6,876,902
====================================================================================================================================
Tower Construction &  BB-     B1                   5,000,000   American Towers, Inc., Term B, due 12/30/2007**             5,027,840
Leasing--2.2%                                                  Crown Castle International Corporation:
                      B       B1                     650,000    9% due 5/15/2011                                             620,750
                      BB-     Ba3                  1,300,000    Term B, due 3/31/2008**                                    1,303,701
                      NR*     NR*                  4,000,000   Spectracite Communications, Term B, due 6/30/2006**         4,009,000
                                                                                                                         -----------
                                                                                                                          10,961,291
====================================================================================================================================
Transportation        BB-     NR*                  1,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (d)               760,000
Services--1.8%        NR*     NR*         (pounds) 3,199,000   Eurotunnel, Tier 1 Tranche, due 11/04/2007**                3,802,181
                      B       NR*              US$ 5,000,000   MRS Logistica SA, 10.625% due 8/15/2005 (d)                 4,412,500
                                                                                                                         -----------
                                                                                                                           8,974,681
====================================================================================================================================
Utilities--0.8%       BB+     Ba1                  2,750,000   Monterrey Power, SA de CV, 9.625% due 11/15/2009 (d)        2,585,000
                      BB+     Ba2                  1,331,737   TNP Enterprises, Inc., Term, due 6/30/2006**                1,337,564
                                                                                                                         -----------
                                                                                                                           3,922,564
====================================================================================================================================
Waste                 B-      Caa1                 2,500,000   ISG Resources Inc., 10% due 4/15/2008                       2,125,000
Management--1.6%      BB-     B3                   4,590,000   Norcal Waste Systems, 13.50% due 11/15/2005                 4,825,238
                      D       Ca                   1,525,000  @Safety-Kleen Corporation, 9.25% due 5/15/2009                  30,500
                      B       B3                     725,000   Stericycle Inc., 12.375% due 11/15/2009                       754,000
                                                                                                                         -----------
                                                                                                                           7,734,738
====================================================================================================================================
Wired                 B+      B2                   2,000,000   Call-Net Enterprises Inc., 9.375% due 5/15/2009             1,180,000
Telecommunications--  B       B3                   3,925,000   Caprock Communications Corporation, 11.50%
10.8%                                                          due 5/01/2009                                               2,433,500
                      NR*     NR*                  4,275,000   E.Spire Communications, 10.521% due 7/01/2008 (c)           1,197,000
                      BBB-    Ba1                  3,000,000   Global Crossing Holdings Ltd., Term, due 6/30/2006**        3,017,412
                      B-      Caa1                 4,825,000   Global Telesystems Group, 9.875% due 2/15/2005              2,882,938
                      B       B3                     650,000   Hermes Europe RailTel BV, 10.375% due 1/15/2009               416,000
                                                               Intermedia Communications Inc.:
                      B       B2                   4,000,000    9.046% due 7/15/2007 (c)                                   2,720,000
                      B       B2                   4,250,000    9.50% due 3/01/2009                                        3,447,813
                      B       B3                   3,250,000   Level 3 Communications Inc., 9.125% due 5/01/2008           2,912,813
                      NR*     NR*                  1,000,000   Metromedia Fiber Network, 10% due 11/15/2008                  985,000
                      B+      B2                   1,400,000   Netia Holdings II BV, 13.125% due 6/15/2009                 1,330,000
                      B       B2                   5,000,000   Nextlink Communications Inc., 9.45% due 4/15/2008 (c)       3,062,500
                      NR*     NR*                  8,750,000   Pacific Crossing Ltd., Term B, due 7/28/2006                8,585,937
                                                               Primus Telecommunications Group:
                      B-      B3                   1,000,000    11.75% due 8/01/2004                                         650,000
                      B-      B3                   1,875,000    11.25% due 1/15/2009                                       1,181,250
                                                               RSL Communications PLC:
                      B-      B2                   3,000,000    11.965% due 3/01/2008 (c)                                    510,000
                      B-      B2                   1,950,000    9.875% due 11/15/2009                                        487,500
                      B-      B3                   6,129,032   Teligent Inc., Delayed Draw, due 7/01/2002**                5,812,364
                      B       B2                   3,000,000   Time-Warner Telecom LLC, 9.75% due 7/15/2008                2,895,000
                      B-      B3                     700,000   Versatel Telecom BV, 11.875% due 7/15/2009 (d)                630,000
                      B-      B3                   4,000,000   Viatel, Inc., 11.50% due 3/15/2009                          2,280,000
                                                               Williams Communications Group Inc.:
                      BB-     B2                   1,500,000    10.70% due 10/01/2007                                      1,453,125
                      BB-     B2                   1,500,000    10.875% due 10/01/2009                                     1,445,625
                                                               Worldwide Fiber Inc.:
                      B+      B3                   1,950,000    12.50% due 12/15/2005                                      1,852,500
                      B+      B3                     700,000    12% due 8/01/2009                                            630,000
                                                                                                                         -----------
                                                                                                                          53,998,277
====================================================================================================================================


                                    12 & 13

                                  Debt Strategies Fund II, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                         S&P    Moody's       Face
INDUSTRIES             Ratings  Ratings      Amount                 Corporate Debt Obligations                             Value
====================================================================================================================================
Wireless               B        B1       US$ 8,750,000   CTI Holdings SA, 11.316% due 4/15/2008 (c)                   $   4,637,500
Telecommunications--   NR*      NR*          5,000,000   Clearnet Communications, Term C, due 7/09/2007**                 4,625,000
11.6%                                                    Dolphin Telecom PLC (c):
                       CCC      Caa2           700,000    16.331% due 6/01/2008                                             154,000
                       CCC      Caa2         1,500,000    14% due 5/15/2009                                                 300,000
                       B-       B3           1,900,000   Microcell Telecommunications, 12% due 6/01/2009 (c)              1,377,500
                                                         Nextel Communications, Inc.**:
                       BB-      Ba2          5,000,000    Term B, due 6/30/2008                                           5,027,085
                       BB-      Ba2          5,000,000    Term C, due 12/31/2008                                          5,027,085
                       BB-      Ba2         15,111,743    Term D, due 3/31/2009                                          15,049,921
                       B+       B2           1,000,000   PTC International Finance II SA, 11.25% due 12/01/2009           1,015,000
                                                         Rural Cellular**:
                       B+       B1           2,500,000    Term B, due 10/03/2008                                          2,499,220
                       B+       B1           2,500,000    Term C, due 4/03/2009                                           2,499,220
                                                         Telesystem International Wireless Inc. (c):
                       CCC+     Caa1         3,350,000    16.147% due 6/30/2007                                           2,177,500
                       CCC+     Caa1         4,250,000    10.052% due 11/01/2007                                          2,380,000
                       NR*      B2           3,500,000   Tritel Holdings, Term B, due 12/31/2007**                        3,510,500
                                                         VoiceStream PCS Holdings Corp.:
                       B-       B2             725,000    10.375% due 11/15/2009                                            783,000
                       B+       B1           7,000,000    Term B, due 1/15/2009**                                         6,976,669
                                                                                                                      -------------
                                                                                                                         58,039,200
====================================================================================================================================
                                                         Total Investments in Corporate Debt Obligations
                                                         (Cost--$719,129,732)--128.3%                                   639,163,133
====================================================================================================================================
                                                Shares
                                                 Held                Stocks & Warrants
====================================================================================================================================
Broadcast--Radio &                               8,850   Sirius Satellite (Warrants) (d)(e)                                 867,300
Television--0.2%
====================================================================================================================================
Tower Construction &                             6,415   Crown Castle International Corporation (Preferred) (b)           6,366,756
Leasing--1.3%
====================================================================================================================================
Wired                                           27,431  @McLeodUSA Incorporated (Class A)                                   433,753
Telecommunications--                            17,336  @Viatel, Inc.                                                       237,287
0.1%                                                                                                                  -------------
                                                                                                                            671,040
====================================================================================================================================
Wireless                                         2,000   Centaur Funding Corp. (Preferred)                                2,019,380
Telecommunications--                             5,124   Dobson Communications (Preferred) (b)                            5,034,330
1.4%                                                                                                                  -------------
                                                                                                                          7,053,710
====================================================================================================================================
                                                         Total Investments in Stocks & Warrants
                                                         (Cost--$14,641,933)--3.0%                                       14,958,806
====================================================================================================================================
                                              Face
                                             Amount                       Short-Term Securities
====================================================================================================================================
Commercial                               US$ 6,162,000   Autoliv ASP Inc., 6.78% due 9/01/2000                            6,162,000
Paper***--1.2%
====================================================================================================================================
                                                         Total Investments in Short-Term Securities
                                                         (Cost--$6,162,000)--1.2%                                         6,162,000
====================================================================================================================================
                                                         Total Investments (Cost--$739,933,665)--132.5%                 660,283,939

                                                         Unrealized Appreciation on Forward Foreign
                                                         Exchange Contracts--Net****--0.0%                                   68,403

                                                         Liabilities in Excess of Other Assets--(32.5%)                (162,149,841)
                                                                                                                      -------------
                                                         Net Assets--100.0%                                           $ 498,202,501
                                                                                                                      =============
====================================================================================================================================

(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
*     Not Rated.
** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 63.7% of the Fund's net assets.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
****  Forward foreign exchange contracts as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
Foreign                               Expiration                     Unrealized
Currency Sold                            Date                       Appreciation
--------------------------------------------------------------------------------
(pounds) 2,703,139                  September 2000                    $68,403
--------------------------------------------------------------------------------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$4,003,078)                                          $68,403
                                                                      =======
--------------------------------------------------------------------------------

@     Non-income producing security.

      See Notes to Financial Statements.


                                    14 & 15

                                  Debt Strategies Fund II, Inc., August 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 2000
=============================================================================================================
Assets:        Investments, at value (identified cost--$739,933,665) .........                  $ 660,283,939
               Unrealized appreciation on forward foreign exchange contracts .                         68,403
               Receivables:
                 Interest ....................................................   $ 12,543,304
                 Securities sold .............................................      2,222,445
                 Dividends ...................................................        196,672      14,962,421
                                                                                 ------------
               Deferred facility fees ........................................                          1,294
               Prepaid expenses and other assets .............................                        180,481
                                                                                                -------------
               Total assets ..................................................                    675,496,538
                                                                                                -------------
=============================================================================================================
Liabilities:   Loans .........................................................                    174,000,000
               Payables:
                 Interest on loans ...........................................        954,127
                 Dividends to shareholders ...................................        920,884
                 Custodian bank ..............................................        589,744
                 Investment adviser ..........................................        278,564
                 Securities purchased ........................................        196,672
                 Commitment fees .............................................         49,167       2,989,158
                                                                                 ------------
               Deferred income ...............................................                         74,343
               Accrued expenses ..............................................                        230,536
                                                                                                -------------
               Total liabilities .............................................                    177,294,037
                                                                                                -------------
=============================================================================================================
Net Assets:    Net assets ....................................................                  $ 498,202,501
                                                                                                =============
=============================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ...                  $   6,261,000
               Paid-in capital in excess of par ..............................                    619,266,581
               Undistributed investment income--net ..........................                      5,139,803
               Accumulated realized capital losses on investments and
               foreign currency transactions--net ............................                    (52,937,409)
               Unrealized depreciation on investments and foreign
               currency transactions--net ....................................                    (79,527,474)
                                                                                                -------------
               Net Assets--Equivalent to $7.96 per share based on
               62,610,000 shares of capital stock outstanding
               (market price--$7.4375) .......................................                  $ 498,202,501
                                                                                                =============
=============================================================================================================

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended August 31, 2000
=============================================================================================================
Investment Income:       Interest and discount earned (net of $33,697
                         foreign withholding tax) ...........................                   $  38,190,007
                         Dividends ..........................................                         938,176
                         Facility and other fees ............................                         221,317
                                                                                                -------------
                         Total income .......................................                      39,349,500
                                                                                                -------------
=============================================================================================================
Expenses:                Loan interest expense ..............................   $  6,741,411
                         Investment advisory fees ...........................      2,140,470
                         Accounting services ................................         93,472
                         Borrowing costs ....................................         87,455
                         Professional fees ..................................         86,865
                         Transfer agent fees ................................         30,084
                         Listing fees .......................................         22,743
                         Custodian fees .....................................         22,222
                         Printing and shareholder reports ...................         19,896
                         Directors' fees and expenses .......................         12,187
                         Pricing services ...................................          5,467
                         Other ..............................................          8,267
                                                                                ------------
                         Total expenses .....................................                       9,270,539
                                                                                                -------------
                         Investment income--net .............................                      30,078,961
                                                                                                -------------
=============================================================================================================
Realized &               Realized gain (loss) from:
Unrealized Gain (Loss)     Investments--net .................................    (10,448,530)
On Investments &           Foreign currency transactions--net ...............        266,361      (10,182,169)
Foreign Currency                                                                ------------
Transactions--Net:
                         Change in unrealized appreciation/depreciation on:
                           Investments--net .................................    (29,896,409)
                           Foreign currency transactions--net ...............         (5,878)     (29,902,287)
                                                                                ------------    -------------
                         Net Decrease in Net Assets Resulting from
                         Operations .........................................                   $ (10,005,495)
                                                                                                =============
=============================================================================================================

                         See Notes to Financial Statements.


                                    16 & 17

                                  Debt Strategies Fund II, Inc., August 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the Six         For the
                                                                                        Months Ended       Year Ended
                  Increase (Decrease) in Net Assets:                                    Aug. 31, 2000    Feb. 29, 2000
======================================================================================================================
Operations:       Investment income--net ............................................   $  30,078,961    $  61,203,057
                  Realized loss on investments and foreign currency
                  transactions--net .................................................     (10,182,169)     (29,184,246)
                  Change in unrealized appreciation/depreciation on investments
                  and foreign currency transactions--net ............................     (29,902,287)      (6,248,176)
                                                                                        -------------    -------------
                  Net increase (decrease) in net assets resulting from operations ...     (10,005,495)      25,770,635
                                                                                        -------------    -------------
======================================================================================================================
Dividends to      Dividends to shareholders from investment income--net .............     (30,134,694)     (60,330,046)
Shareholders:                                                                           -------------    -------------
======================================================================================================================
Net Assets:       Total decrease in net assets ......................................     (40,140,189)     (34,559,411)
                  Beginning of period ...............................................     538,342,690      572,902,101
                                                                                        -------------    -------------
                  End of period* ....................................................   $ 498,202,501    $ 538,342,690
                                                                                        =============    =============
======================================================================================================================
                 *Undistributed investment income--net ..............................   $   5,139,803    $   5,195,536
                                                                                        =============    =============
======================================================================================================================

                  See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended August 31, 2000
===============================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ..................  $ (10,005,495)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables .............................................        746,905
                           Increase in other assets ............................................        (79,448)
                           Decrease in other liabilities .......................................       (925,485)
                           Realized and unrealized loss on investments and foreign currency
                           transactions--net ...................................................     40,084,456
                           Amortization of discount ............................................     (4,179,237)
                                                                                                  -------------
                         Net cash provided by operating activities .............................     25,641,696
                                                                                                  -------------
===============================================================================================================
Cash Used for            Proceeds from sales of long-term investments ..........................    112,720,725
Investing Activities:    Purchases of long-term investments ....................................   (115,587,595)
                         Purchases of short-term investments ...................................   (168,337,553)
                         Proceeds from sales and maturities of short-term investments ..........    162,850,000
                                                                                                  -------------
                         Net cash used for investing activities ................................     (8,354,423)
                                                                                                  -------------
===============================================================================================================
Cash Used for            Cash receipts from borrowings .........................................    116,800,000
Financing Activities:    Cash payments on borrowings ...........................................   (103,800,000)
                         Dividends paid to shareholders ........................................    (30,336,482)
                                                                                                  -------------
                         Net cash used for financing activities ................................    (17,336,482)
                                                                                                  -------------
===============================================================================================================
Cash:                    Net decrease in cash ..................................................        (49,209)
                         Cash at beginning of period ...........................................         49,209
                                                                                                  -------------
                         Cash at end of period .................................................  $          --
                                                                                                  =============
===============================================================================================================
Cash Flow                Cash paid for interest ................................................  $   8,194,014
Information:                                                                                      =============
===============================================================================================================

                         See Notes to Financial Statements.


                                    18 & 19

                                  Debt Strategies Fund II, Inc., August 31, 2000

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived          For the Six       For the    For the Period
                    from information provided in the financial statements.             Months Ended    Year Ended   March 27, 1998+
                                                                                         Aug. 31,       Feb. 29,      to Feb. 28,
                    Increase (Decrease) in Net Asset Value:                               2000++          2000           1999
====================================================================================================================================
Per Share           Net asset value, beginning of period ...........................   $    8.60       $    9.15     $   10.00
Operating                                                                              ---------       ---------     ---------
Performance:        Investment income--net .........................................         .48             .97           .76
                    Realized and unrealized loss on investments and foreign
                    currency transactions--net .....................................        (.64)           (.56)         (.91)
                                                                                       ---------       ---------     ---------
                    Total from investment operations ...............................        (.16)            .41          (.15)
                                                                                       ---------       ---------     ---------
                    Less dividends from investment income--net .....................        (.48)           (.96)         (.69)
                                                                                       ---------       ---------     ---------
                    Capital charge resulting from the issuance of Common Stock .....          --              --          (.01)
                                                                                       ---------       ---------     ---------
                    Net asset value, end of period .................................   $    7.96       $    8.60     $    9.15
                                                                                       =========       =========     =========
                    Market price per share, end of period ..........................   $  7.4375       $  7.1875     $   7.875
                                                                                       =========       =========     =========
====================================================================================================================================
Total Investment    Based on market price per share ................................       10.45%+++        3.19%       (14.87%)+++
Return:**                                                                              =========       =========     =========
                    Based on net asset value per share .............................       (1.20%)+++       6.26%        (1.09%)+++
                                                                                       =========       =========     =========
====================================================================================================================================
Ratio to Average    Expenses, net of reimbursement and excluding interest expense ..         .98%*           .98%          .54%*
Net Assets:                                                                            =========       =========     =========
                    Expenses, net of reimbursement .................................        3.57%*          2.87%          .93%*
                                                                                       =========       =========     =========
                    Expenses .......................................................        3.57%*          2.87%         1.20%*
                                                                                       =========       =========     =========
                    Investment income--net .........................................       11.60%*         10.88%         8.60%*
                                                                                       =========       =========     =========
====================================================================================================================================
Leverage:           Amount of borrowings, end of period (in thousands) .............   $ 174,000       $ 161,000     $ 142,000
                                                                                       =========       =========     =========
                    Average amount of borrowings outstanding during the period
                    (in thousands) .................................................   $ 193,142       $ 182,404     $  42,330
                                                                                       =========       =========     =========
                    Average amount of borrowings outstanding per share during
                    the period .....................................................   $    3.08       $    2.91     $     .69
                                                                                       =========       =========     =========
====================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .......................   $ 498,203       $ 538,343     $ 572,902
Data:                                                                                  =========       =========     =========
                    Portfolio turnover .............................................       16.54%          61.76%        89.76%
                                                                                       =========       =========     =========
====================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon


                                    20 & 21

                                  Debt Strategies Fund II, Inc., August 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from an unprojected payment of interest.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $406 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2000 were $115,523,446 and $114,455,607, respectively.

Net realized gains (losses) for the six months ended August 31, 2000 and net unrealized gains (losses) as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                           Realized                Unrealized
                                        Gains (Losses)           Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................  $ (10,448,530)           $ (79,649,726)
Unfunded corporate loans .............             --                   54,408
Forward foreign exchange contracts ...        332,887                   68,403
Foreign currency transactions ........        (66,526)                    (559)
                                        -------------            -------------
Total ................................  $ (10,182,169)           $ (79,527,474)
                                        =============            =============
--------------------------------------------------------------------------------

As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $79,649,726, of which $4,927,116 related to appreciated securities and $84,576,842 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $739,933,665.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 2000 and during the year ended February 29, 2000 remained constant.

5. Unfunded Loan Interests:

As of August 31, 2000, the Fund had unfunded loan commitments of $1,514,947, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                            Unfunded
                                                           Commitment
Borrower                                                 (in thousands)
--------------------------------------------------------------------------------
Breed Technologies Inc. .....................................   $   15
Metro-Goldwyn-Mayer Co. .....................................   $1,500
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On July 14, 1999, the Fund extended its one-year credit agreement with The Bank of New York. The agreement is a $225,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .55% and/or Eurodollar rate plus
 .55%.

On July 6, 2000, the Fund entered into a one-year $250,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). This agreement replaced the agreement the Fund had extended on December 17, 1999. The Fund may borrow money through (i) a line of credit from


                                    22 & 23

                                  Debt Strategies Fund II, Inc., August 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major US money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended August 31, 2000, the average amount borrowed was approximately $193,142,000 and the daily weighted average interest rate was 6.92%. For the six months ended August 31, 2000, facility and commitment fees aggregated approximately $87,000.

7. Capital Loss Carryforward:

At February 29, 2000, the Fund had a net capital loss carryforward of approximately $29,650,000, of which $5,992,000 expires in 2007 and $23,658,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

8. Reorganization Plan:

On April 26, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Debt Strategies Fund, Inc. and Debt Strategies Fund III, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.

9. Subsequent Event:

On September 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.079690 per share, payable on September 29, 2000 to shareholders of record as of September 18, 2000.

PORTFOLIO PROFILE

As of August 31, 2000

                                                               Percent of
Quality Ratings                                                 Long-Term
S&P/Moody's                                                    Investments
--------------------------------------------------------------------------
BBB/Baa ..........................................................    1.4%
BB/Ba ............................................................   27.4
B/B ..............................................................   46.0
CCC/Caa or lower .................................................    6.4
NR (Not Rated) ...................................................   18.8
--------------------------------------------------------------------------

                                                               Percent of
                                                                Long-Term
Breakdown of Investments by Country                            Investments
--------------------------------------------------------------------------
United States ....................................................   88.9%
Canada ...........................................................    4.2
Argentina ........................................................    1.8
United Kingdom ...................................................    1.8
Australia ........................................................    1.3
Brazil ...........................................................    0.7
Netherlands ......................................................    0.4
Mexico ...........................................................    0.4
Poland ...........................................................    0.3
Cayman Islands ...................................................    0.1
Belgium ..........................................................    0.1
--------------------------------------------------------------------------

                                                               Percent of
Five Largest Industries                                       Total Assets
--------------------------------------------------------------------------
Wireless Telecommunications ......................................    9.6%
Wired Telecommunications .........................................    8.1
Cable Television Services ........................................    8.1
Gaming ...........................................................    7.7
Broadcast--Radio & Television ....................................    6.8
--------------------------------------------------------------------------

                                                               Percent of
Ten Largest Holdings                                          Total Assets
--------------------------------------------------------------------------
Nextel Communications, Inc. ......................................    3.7%
Wyndham International, Inc. ......................................    2.9
Stone Container Corp. ............................................    2.4
Isle of Capri Casinos, Inc. ......................................    2.4
Charter Communications Holdings ..................................    2.2
Radio Unica Corp. ................................................    1.9
Coaxial LLC ......................................................    1.7
Collins & Aikman Corp. ...........................................    1.4
Horseshoe Gaming LLC .............................................    1.4
Pacific Crossing Ltd. ............................................    1.3
--------------------------------------------------------------------------


                                    24 & 25

                                  Debt Strategies Fund II, Inc., August 31, 2000

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian and Transfer Agent

The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol

DSU

Debt Strategies Fund II, Inc. seeks to provide current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investor Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBTII--8/99

[RECYCLE LOGO] Printed on post-consumer recycled paper